SUPPLEMENT Dated June 23, 2009
To the Current Prospectuses

ING GoldenSelect Value
ING GoldenSelect DVA Series 100
ING GoldenSelect Premium Plus featuring The Galaxy VIP Fund

Issued By ING USA Annuity and Life Insurance Company
Through Its Separate Account B

This supplement updates the prospectus for your variable annuity contract. Please read it carefully and keep it with your copy of the prospectus for future reference. If you have any questions, please call our Customer Service Center at 1-800-366-0066.

I.

The following additional investment portfolio will be available under your Contract – effective July 20, 2009, with more information about it hereby added to “Appendix B – The Investment Portfolios” (and its name hereby added to the list of available investment portfolios toward the front of the prospectus).

Fund Name	Investment Adviser/	Investment Objective
Subadviser
ING Variable Portfolios, Inc.
ING Russell™ Large Cap Growth Index	Investment Adviser: ING	Seeks investment results (before fees
Portfolio (Class S)	Investments, LLC	and expenses) that correspond to the
	Investment Subadviser: ING	total return of the Russell Top 200®
	Investment Management Co.	Growth Index.

II.

Effective immediately, please note the following Investment Subadviser name change, as underlined.

ING Variable Portfolios, Inc.
ING U.S. Bond Index Portfolio (Class S)	Investment Objective Seeks investment results (before
Investment Adviser: ING Investments, LLC	fees and expenses) that correspond to the total return of the
Investment Subadviser: Neuberger Berman Fixed	Barclays Capital U.S. Aggregate Bond Index®.
Income LLC

All references in the prospectus investment portfolios list and the investment portfolios appendix are hereby changed accordingly.

DVA100-GPP-Value - 154014

06/2009